Exhibit 99.1

Mitek Reports Record Revenue and Profitability
in Second Quarter of Fiscal 2017

SAN DIEGO, CA, April 27, 2017 - Mitek (NASDAQ: MITK, www.miteksystems.com), a global leader in mobile capture and identity verification software solutions, today announced its financial results for the second quarter of fiscal 2017 ended March 31, 2017.

Fiscal Second Quarter Financial Highlights

•	Record total revenue of $11.4 million, up 34% year over year.

•	SaaS revenue of $1.7 million, up 41% year over year.

•	Record GAAP net income of $1.2 million, or $0.03 per diluted share, up 109% year over year.

•	Record Non-GAAP net income of $3.0 million, or $0.08 per diluted share, up 23% year over year.

•	Cash and investments totaled $39.9 million at March 31, 2017, up $5.4 million, or 16% from the first fiscal quarter.

Commenting on the results, James DeBello, Chairman and CEO of Mitek, said:

“We are pleased to report the best quarter in Mitek’s history. Our record revenue and profits were driven by growth from both our ID verification and industry leading mobile check deposit products. Our ID solutions are playing a key role globally in the digital transformation of financial services and other companies who need to verify the identity of their customers to meet regulatory requirements. We believe that our market momentum, competitive advantages, global footprint and solid balance sheet position us well for continued growth in this large and growing market.”

Conference Call Information

Mitek management will host a conference call and live webcast for analysts and investors today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss the Company's financial results.

To listen to the live conference call, parties in the United States and Canada should dial 888-378-4353, access code 8540639. International parties should call 719-457-2605 using access code 8540639. Please dial in approximately 15 minutes prior to the start of the call.

A live and archived webcast of the conference call will be accessible on the "Investor Relations" section of the Company's website at www.miteksystems.com. To access the live webcast, please log in 15 minutes prior to the start of the call to download and install any necessary audio software.

About Mitek

Mitek (MITK) is a global leader in mobile capture and identity verification software solutions. Mitek’s ID document verification allows an enterprise to verify a user’s identity during a mobile transaction, enabling financial institutions, payments companies and other businesses operating in highly regulated markets to transact business safely while increasing revenue from the mobile channel. Mitek also reduces the friction in the mobile user experience with advanced data prefill. These innovative mobile solutions are embedded into the apps of approximately 5,600 organizations and used by tens of millions of consumers daily for mobile check deposit, new account opening, insurance quoting and more. Learn more at www.miteksystems.com. [(MITK-F)]

Notice Regarding Forward-Looking Statements

Statements contained in this news release relating to the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company's long-term prospects and market opportunities are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company's ability to withstand negative conditions in the global economy, a lack of demand for or market acceptance of the Company's products, the Company's ability to continue to develop, produce and introduce innovative new products in a timely manner or the outcome of any pending or threatened litigation and the timing of the implementation and launch of the Company’s products by the Company's signed customers.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC's website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company's actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Note Regarding Use of Non-GAAP Financial Measures

This news release contains non-GAAP financial measures for non-GAAP net income and non-GAAP net income per share that exclude stock compensation expenses, intellectual property litigation costs and acquisition-related costs and expenses. These financial measures are not calculated in accordance with generally accepted accounting principles (GAAP) and are not based on any comprehensive set of accounting rules or principles. In evaluating the Company's performance, management uses certain non-GAAP financial measures to supplement financial statements prepared under GAAP. Management believes these non-GAAP financial measures provide a useful measure of the Company's operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company's ongoing operating performance. Further, management and the Board of Directors utilize these non-GAAP financial measures to gain a better understanding of the Company's comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP financial measures, when read in conjunction with the Company's GAAP financials, are useful to investors because they provide a basis for meaningful period-to-period comparisons of the Company's ongoing operating results, including results of operations against investor and analyst financial models, which helps identify trends in the Company's underlying business and provides a better understanding of how management plans and measures the Company's underlying business.

MITEK SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(amounts in thousands except share data)

	March 31, 2017 (Unaudited)	September 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$12,959	$9,010
Short-term investments	23,051	24,863
Accounts receivable, net	5,104	4,949
Other current assets	1,130	1,485
Total current assets	42,244	40,307
Long-term investments	3,896	1,952
Property and equipment, net	474	440
Goodwill and intangible assets	5,088	5,646
Other non-current assets	62	40
Total assets	$51,764	$48,385
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,820	$1,318
Accrued payroll and related taxes	2,370	3,263
Deferred revenue, current portion	3,677	3,391
Other current liabilities	348	355
Total current liabilities	8,215	8,327
Deferred revenue, non-current portion	51	259
Other non-current liabilities	686	314
Total liabilities	8,952	8,900
Stockholders’ equity:
Preferred stock, $0.001 par value, 1,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized, 33,324,328 and 32,781,704 issued and outstanding, as of March 31, 2017 and September 30, 2016, respectively	33	33
Additional paid-in capital	74,067	71,036
Accumulated other comprehensive loss	(356)	(42)
Accumulated deficit	(30,932)	(31,542)
Total stockholders’ equity	42,812	39,485
Total liabilities and stockholders’ equity	$51,764	$48,385

MITEK SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands except share data)

	Three Months Ended March 31,		Six Months Ended March 31,
	2017	2016	2017	2016
Revenue
Software	$7,797	$5,556	$13,780	$10,286
SaaS, maintenance and consulting	3,622	2,966	6,908	5,640
Total revenue	11,419	8,522	20,688	15,926
Operating costs and expenses
Cost of revenue-software	154	132	368	522
Cost of revenue-SaaS, maintenance and consulting	676	588	1,353	1,140
Selling and marketing	3,704	2,553	7,542	5,016
Research and development	2,401	1,813	4,852	3,520
General and administrative	2,742	2,264	4,985	4,355
Acquisition-related costs and expenses	518	541	1,036	1,084
Total operating costs and expenses	10,195	7,891	20,136	15,637
Operating income	1,224	631	552	289
Other income, net	67	30	132	66
Income before income taxes	1,291	661	684	355
Income tax provision	(74)	(79)	(74)	(95)
Net income	$1,217	$582	$610	$260
Net income per share – basic	$0.04	$0.02	$0.02	$0.01
Net income per share – diluted	$0.03	$0.02	$0.02	$0.01
Shares used in calculating net income per share – basic	32,786,079	31,325,577	32,581,988	31,214,325
Shares used in calculating net income per share – diluted	34,815,304	33,133,920	34,818,392	32,625,526

MITEK SYSTEMS, INC.
NON-GAAP NET INCOME (LOSS) RECONCILIATION
(Unaudited)
(amounts in thousands except share data)

	Three Months Ended March 31,		Six Months Ended March 31,
	2017	2016	2017	2016
Income before income taxes	$1,291	$661	$684	$355
Add back:
Acquisition-related costs and expenses	518	541	1,036	1,084
Litigation costs	—	114	—	227
Stock compensation expense	1,223	1,172	2,308	2,161
Non-GAAP income before income taxes	3,032	2,488	4,028	3,827
Non-GAAP provision for income taxes	(74)	(79)	(74)	(95)
Non-GAAP net income	2,958	2,409	3,954	3,732
Non-GAAP income per share - basic	$0.09	$0.08	$0.12	$0.12
Non-GAAP income per share - diluted	$0.08	$0.07	$0.11	$0.11
Shares used in calculating non-GAAP net income per share - basic	32,786,079	31,325,577	32,581,988	31,214,325
Shares used in calculating non-GAAP net income per share - diluted	34,815,304	33,133,920	34,818,392	32,625,526
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Investor Contact:
Todd Kehrli or Jim Byers
MKR Group, Inc.
mitk@mkr-group.com